UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 30, 2005
                           ---------------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     333-45241                 22-3542636
         --------                     ---------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                              ---------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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This Amendment No. 4 to the Form 8K amends the Form 8K, dated March 30, 2005 and filed with the Securities and Exchange Commission (the "Commission") on April 5, 2005 (the "Original Filing"), as amended by Amendment No. 1 to the Form 8K, dated March 30, 2005 and filed with the Commission on May 10, 2005, as amended by Amendment No. 2 to the Form 8K, dated March 30, 2005 and filed with the Commission on June 13, 2005, as amended by Amendment No. 3 to the Form 8K, dated March 30, 2005 and filed with the Commission on July 20, 2005 for the purpose of further amending Exhibit 10.1. Except as indicated below and filed herewith, the exhibits listed below were filed as exhibits to the Original Filing.

ITEM 1.01.   ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

         On March 30, 2005, Elite Laboratories, Inc., a Delaware corporation and wholly owned subsidiary of Elite Pharmaceuticals, Inc., a Delaware corporation (the "REGISTRANT") entered into a product development, manufacturing and distribution agreement with Harris Pharmaceutical, Inc. ("Harris") and Tish
Technologies LLC ("Tish") for the development and marketing of a generic controlled release drug. The agreement provides for (1) the development of the drug by the Registrant with costs of development to be shared by the Registrant and Harris, (2) the manufacture by the Registrant and its sale to Harris for distribution and (3) Tish to be responsible for any requisite submissions to the Food and Drug Administration relating to the product. The Registrant is to share in the profits generated from the sale of the product.


The drug is an AB rated generic anti-infective product, which the Registrant plans to develop in all dose strengths. The product is a generic equivalent to a branded drug which has estimated addressable market revenues of approximately $80 million per year.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

        c)   Exhibits

             10.1 Product Development, Manufacturing and Distribution Agreement, dated as of March 30, 2004*

             99.1.      Copy of Press Release, dated April 5, 2005



* The Registrant has requested confidential treatment with respect to the referenced exhibit. In the event that the Commission should deny such request in whole or in part, such exhibit or the relevant portions thereof shall be filed by amendment to this Current Report on Form 8-K.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: August 23, 2005

                                             ELITE PHARMACEUTICALS, INC.


                                             By: /s/ Bernard Berk
                                                 ---------------------------
                                                 Name:   Bernard Berk
                                                 Title:  Chief Executive Officer